UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)  June 19, 2007

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8300

N/A

(Former name or former address, if changed since last report)

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.          Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 19, 2007, the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Speakeasy Gaming of Fremont, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association (“Wells Fargo”) entered into the First Amendment (the “Amendment”) to Fifth Amended and Restated Credit Agreement (the “Agreement”) which Amendment (i) provides for an increase of the Aggregate Commitment (as defined in the Agreement) from $105,000,000 to $155,000,000 (an increase of $50,000,000); (ii) extends the time to complete the Mara Environmental Remediation (as defined in the Agreement); (iii) increases the maximum permitted Expansion Capital Expenditure for the PIDI Facility (as defined in the Agreement) from Two Hundred Fifty-Six Million Dollars ($256,000,000.00) to Two Hundred Ninety-Six Million Dollars ($296,000,000.00); (iv) increases the maximum permitted Investments (as defined in the Agreement) in MTR-Harness from Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) to Fifteen Million Dollars ($15,000,000.00); and (v) evidences the consents of the Lenders to certain actions that will or may be taken by the Registrant. The transactions entered into pursuant to the Amendment closed and became effective on June 20, 2007, after certain conditions set forth in the Amendment were fulfilled.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits:

Exhibit No.	Description

10.1

First Amendment to Fifth Amended and Restated Credit Agreement dated June 19, 2007, by and among the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Speakeasy Gaming of Fremont, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association.

10.2

Revolving Credit Note (First Restated) dated June 19, 2007, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.

10.3

Revolving Credit Note (First Restated) dated June 19, 2007, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.

10.4

Revolving Credit Note dated June 19, 2007, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Chief Financial Officer

Date: June 22, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1

First Amendment to Fifth Amended and Restated Credit Agreement dated June 19, 2007, by and among the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Speakeasy Gaming of Fremont, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association.

10.2

Revolving Credit Note (First Restated) dated June 19, 2007, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.

10.3

Revolving Credit Note (First Restated) dated June 19, 2007, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.

10.4

Revolving Credit Note dated June 19, 2007, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.